EXHIBIT 10w
                            TERM EXTENSION AGREEMENT




DATE:                               JUNE, 1993

LANDLORD:                           CVN ASSOCIATES, L.P.
                                    A New Jersey Limited Partnership
                                    300 Raritan Center Parkway, P.O. Box 7815
                                    Edison, New Jersey 08818-7815

TENANT:                             ABLE LABORATORIES, INC.
                                    A New Jersey Corporation
                                    6 Hollywood Court
                                    South Plainfield, New Jersey 07080

EXISTING PREMISES:                  Approximately 42,000 square feet of
                                    gross space
                                    Approximately 3,840 square feet of gross area of mezzanine located within Lot 5C, Block 390
                                    6 Hollywood Court
                                    South Plainfield, New Jersey

TERM EXTENSION PERIOD:              Five (5) years
                                    Beginning Date: April 1, 1995
                                    Ending Date: March 31, 2000

TOTAL BASE NET RENT FOR             $21,965.00 per month.
THE EXISTING PREMISES
FOR THE TERM EXTENSION
PERIOD:

TOTAL PERCENTAGE OF                 100% of the total additional rent expenses
ADDITIONAL RENT FOR THE             for the Building which contains the Premises
EXISTING PREMISES FOR THE           as defined in th Prior Agreements.
TERM EXTENSION PERIOD:



PRIOR AGREEMENT(S)
IN EFFECT:                          Lease dated November 29, 1984
                                    Space Expansion and Term Extension Agreement dated April, 1988
                                    Assignment of Lease dated April, 1989
                                    Space Expansion Agreement dated June, 1993


The Landlord and the Tenant hereby agree to the terms of this Agreement.

         1. The Term of the Lease shall be extended for the Term Extension Period set forth above.

         2. For the period April 1, 1995 through March 31, 2000, the Tenant shall pay total base net rent and the total percentage of additional rent expenses set forth above.

         3. Except as specifically set forth herein, all of the. other terms of the Prior Agreement(s) shall remain in effect and shall apply to the "Additional Premises".






         4. This Agreement binds the Landlord and all parties which rightfully succeed to its rights or take its place. This Agreement binds the Tenant and all parties which rightfully succeed to its rights or take its place with the Landlord's consent in accordance with the terms of the Lease.

         5. This Agreement contains the entire agreement made by the Landlord and the Tenant. The terms of this Agreement shall not be changed or amended, except by the terms of a subsequent written agreement signed by the Landlord and the Tenant.

WITNESS/ATTEST:                            LANDLORD/CVN ASSOCIATES, L.P.

                                           By:      CVN Associates, Inc.
                                                    Corporate General Partner


          [Illegible]                            /s/ Gilbert H. Nelson
By:_______________________________         By:_________________________________
                                               Gilbert H. Nelson, Vice President


WITNESS/ATTEST:                            TENANT/ABLE LABORATORIES, INC.

          [Illegible]                             /s/ Robert Pudlak
By:_______________________________         By:__________________________________
                                               Robert Pudlak
                                               Sr. V.P. Finance & Administration